                                               Exhibit 16


                 EV TRADITIONAL ALABAMA MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                     For the 30 days ended 8/31/97

                             Interest Income Earned:         $26,627
 Plus                        Dividend Income Earned:
                                                              ------
 Equal                                 Gross Income:         $26,627

 Minus                                     Expenses:          $4,009
                                                              ------
 Equal                        Net Investment Income:         $22,618

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         610,605
                                                              ------
 Equal       Net Investment Income Earned Per Share:         $0.0370

                 Net Asset Value Per Share 8/31/97            $10.36

                                      30 Day Yield*:            4.32%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                              ------
 Equal                      Tax Equivalent Yield **:            6.26%

          Divided by one minus a tax rate of 34.45%:          0.6555
                                                              ------
 Equal                      Tax Equivalent Yield***:            6.59%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.037 /$10.36)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $952.93        $1,352.62      41.95%      6.78%         35.26%      5.82%

5 YEARS ENDED
08/31/97          08/31/92      $952.34        $1,283.54      34.77%      6.15%         28.35%      5.12%

1 YEAR ENDED
08/31/97          08/31/96      $952.09        $1,035.04      8.71%       8.71%         3.50%       3.50%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16


{home}/rv
                     EV MARATHON ALABAMA MUNICIPAS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS
{GOTO}c10
{goto}b27
{goto}H12
                      For the 30 days ended 8/31/97

                              Interest Income Earned:        $428,484
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:        $428,484

 Minus                                      Expenses:        $126,858
                                                               ------
 Equal                         Net Investment Income:        $301,626

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:       8,937,542
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0337

                 Net Asset Value Per Share 8/31/97             $10.85

                                       30 Day Yield*:            3.76%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            5.45%

          Divided by one minus a tax rate of 34.45%:           0.6555
                                                               ------
 Equal                       Tax Equivalent Yield***:            5.74%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0337/$10.85)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

INVESTMENT PERFORMANCE - EV MARATHON ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $1,411.55      $1,401.55      41.16%      6.67%         40.16%      6.53%

5 YEARS ENDED
08/31/97          08/31/92      $1,340.22      $1,320.22      34.02%      6.03%         32.02%      5.71%

1 YEAR ENDED
08/31/97          08/31/96      $1,083.27      $1,033.27      8.33%       8.33%         3.33%       3.33%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



                  EV TRADITIONAL ARKANSAS MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:          $5,067
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:          $5,067

 Minus                                      Expenses:            $295
                                                               ------
 Equal                         Net Investment Income:          $4,772

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:         114,596
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0416

                 Net Asset Value Per Share 8/31/97             $10.19

                                       30 Day Yield*:            4.95%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            7.17%

          Divided by one minus a tax rate of 35.83%:           0.6417
                                                               ------
 Equal                       Tax Equivalent Yield***:            7.71%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0416/$10.19)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
LIFE OF
FUND              10/02/92      $952.35        $1,297.34      36.23%      6.50%         29.73%      5.44%

1 YEAR ENDED
08/31/97          08/31/96      $952.95        $1,034.20      8.52%       8.52%         3.42%       3.42%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                               Exhibit 16



                  EV MARATHON ARKANSAS MUNICIPAS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 8/31/97

                             Interest Income Earned:        $283,147
 Plus                        Dividend Income Earned:
                                                              ------
 Equal                                 Gross Income:        $283,147

 Minus                                     Expenses:         $84,580
                                                              ------
 Equal                        Net Investment Income:        $198,567

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:       5,915,312
                                                              ------
 Equal       Net Investment Income Earned Per Share:         $0.0336

                 Net Asset Value Per Share 8/31/97            $10.51

                                      30 Day Yield*:            3.87%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                              ------
 Equal                      Tax Equivalent Yield **:            5.61%

          Divided by one minus a tax rate of 35.83%:          0.6417
                                                              ------
 Equal                      Tax Equivalent Yield***:            6.03%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0336/$10.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV MARATHON ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,333.51      $1,313.51      33.35%      6.04%         31.35%      5.71%

1 YEAR ENDED
08/31/97          08/31/96      $1,077.02      $1,027.02      7.70%       7.70%         2.70%       2.70%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



                 EV TRADITIONAL GEORGIA MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 8/31/97

                             Interest Income Earned:          $8,265
 Plus                        Dividend Income Earned:
                                                              ------
 Equal                                 Gross Income:          $8,265

 Minus                                     Expenses:          $4,419
                                                              ------
 Equal                        Net Investment Income:          $3,846

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         186,861
                                                              ------
 Equal       Net Investment Income Earned Per Share:         $0.0206

                 Net Asset Value Per Share 8/31/97             $9.87

                                      30 Day Yield*:            2.52%

 Divided by           One minus the Tax Rate of 31%:            0.69
                                                              ------
 Equal                      Tax Equivalent Yield **:            3.65%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                      Tax Equivalent Yield***:            3.89%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0206/$9.87)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $952.37        $1,298.33      36.32%      5.60%         29.83%      4.70%

5 YEARS ENDED
08/31/97          08/31/92      $952.13        $1,226.00      28.76%      5.19%         22.60%      4.16%

1 YEAR ENDED
08/31/97          08/31/96      $952.43        $1,034.91      8.66%       8.66%         3.49%       3.49%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



                     EV MARATHON GEORGIA MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:        $439,622
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:        $439,622

 Minus                                      Expenses:        $129,091
                                                               ------
 Equal                         Net Investment Income:        $310,531

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:       9,250,658
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0336

                 Net Asset Value Per Share 8/31/97             $10.14

                                       30 Day Yield*:            4.01%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            5.81%

          Divided by one minus a tax rate of 35.14%:           0.6486
                                                               ------
 Equal                       Tax Equivalent Yield***:            6.18%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0336/$10.14)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $1,360.74      $1,350.74      36.07%      5.56%         35.07%      5.43%

5 YEARS ENDED
08/31/97          08/31/92      $1,285.37      $1,265.43      28.54%      5.15%         26.54%      4.82%

1 YEAR ENDED
08/31/97          08/31/96      $1,081.56      $1,031.56      8.16%       8.16%         3.16%       3.16%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



                 EV TRADITIONAL KENTUCKY MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:         $6,339
 Plus                         Dividend Income Earned:
                                                              ------
 Equal                                  Gross Income:         $6,339

 Minus                                      Expenses:         $1,067
                                                              ------
 Equal                         Net Investment Income:         $5,272

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:        143,677
                                                              ------
 Equal        Net Investment Income Earned Per Share:        $0.0367

                 Net Asset Value Per Share 8/31/97            $10.06

                                       30 Day Yield*:           4.42%

 Divided by            One minus the Tax Rate of 31%:           0.69
                                                              ------
 Equal                       Tax Equivalent Yield **:           6.41%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                       Tax Equivalent Yield***:           6.81%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($.0367 /10.06$)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $952.93        $1,332.61      39.85%      6.07%         33.26%      5.18%

5 YEARS ENDED
08/31/97          08/31/92      $952.68        $1,265.58      32.86%      5.85%         26.56%      4.82%

1 YEAR ENDED
08/31/97          08/31/96      $952.82        $1,046.42      9.82%       9.82%         4.64%       4.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



                    EV MARATHON KENTUCKY MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:        $563,775
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:        $563,775

 Minus                                      Expenses:        $158,559
                                                               ------
 Equal                         Net Investment Income:        $405,216

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:      11,735,078
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0345

                 Net Asset Value Per Share 8/31/97             $10.41

                                       30 Day Yield*:            4.01%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            5.81%

          Divided by one minus a tax rate of 35.14%:           0.6486
                                                               ------
 Equal                       Tax Equivalent Yield***:            6.18%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0345/$10.41)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $1,393.84      $1,383.84      39.38%      6.01%         38.38%      5.88%

5 YEARS ENDED
08/31/97          08/31/92      $1,324.14      $1,304.14      32.41%      5.78%         30.41%      5.45%

1 YEAR ENDED
08/31/97          08/31/96      $1,091.22      $1,041.22      9.12%       9.12%         4.12%       4.12%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                 EV TRADITIONAL LOUISIANA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:          $11,312
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:          $11,312

 Minus                                    Expenses:             $238
                                                              ------
 Equal                       Net Investment Income:          $11,074

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          237,044
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0467

                 Net Asset Value Per Share 8/31/97:           $10.24

                                     30 Day Yield*:             5.54%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             8.03%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                     Tax Equivalent Yield***:             8.54%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0467/$10.24)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $952.67        $1,331.40      39.76%      7.05%         33.14%      6.00%

1 YEAR ENDED
08/31/97          08/31/96      $952.48        $1,041.85      9.38%       9.38%         4.18%       4.18%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV MARATHON LOUISIANA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:         $160,478
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:         $160,478

 Minus                                    Expenses:          $35,817
                                                              ------
 Equal                       Net Investment Income:         $124,661

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        3,163,209
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0394

                 Net Asset Value Per Share 8/31/97:           $10.31

                                     30 Day Yield*:             4.63%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.71%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.14%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0394/$10.31)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,336.92      $1,316.92      33.69%      6.09%         31.69%      5.77%

1 YEAR ENDED
08/31/97          08/31/96      $1,085.21      $1,035.21      8.52%       8.52%         3.52%       3.52%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



                 EV TRADITIONAL MARYLAND MUNICIPALS FUND
                30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:      $5,476
 Plus                         Dividend Income Earned:
                                                           ------
 Equal                                  Gross Income:      $5,476

 Minus                                      Expenses:        $773
                                                           ------
 Equal                         Net Investment Income:      $4,704

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:     128,470
                                                           ------
 Equal        Net Investment Income Earned Per Share:     $0.0366

                 Net Asset Value Per Share 8/31/97         $10.19

                                       30 Day Yield*:        4.35%

 Divided by            One minus the Tax Rate of 31%:        0.69
                                                           ------
 Equal                       Tax Equivalent Yield **:        6.30%

          Divided by one minus a tax rate of 36.52%:       0.6348
                                                           ------
 Equal                       Tax Equivalent Yield***:        6.85%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0366/$10.19)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              02/03/92      $952.33        $1,367.93      43.64%      6.70%         36.79%      5.78%

5 YEARS ENDED
08/31/97          08/31/92      $952.83        $1,286.55      35.03%      6.19%         28.66%      5.17%

1 YEAR ENDED
08/31/97          08/31/96      $952.52        $1,043.25      9.52%       9.52%         4.32%       4.32%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



                     EV MARATHON MARYLAND MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:    $465,267
 Plus                         Dividend Income Earned:
                                                           ------
 Equal                                  Gross Income:    $465,267

 Minus                                      Expenses:    $131,614
                                                           ------
 Equal                         Net Investment Income:    $333,653

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:   9,899,910
                                                           ------
 Equal        Net Investment Income Earned Per Share:     $0.0337

                 Net Asset Value Per Share 8/31/97         $10.71

                                       30 Day Yield*:        3.81%

 Divided by            One minus the Tax Rate of 31%:        0.69
                                                           ------
 Equal                       Tax Equivalent Yield **:        5.52%

          Divided by one minus a tax rate of 36.52%:       0.6348
                                                           ------
 Equal                       Tax Equivalent Yield***:        6.00%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0337/$10.71)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

INVESTMENT PERFORMANCE -- EV MARATHON MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              02/03/92      $1,413.53      $1,403.53      41.35%      6.40%         40.35%      6.26%

5 YEARS ENDED
08/31/97          08/31/92      $1,328.88      $1,308.88      32.89%      5.85%         30.89%      5.53%

1 YEAR ENDED
08/31/97          08/31/96      $1,086.38      $1,036.38      8.64%       8.64%         3.64%       3.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                 EV TRADITIONAL MISSOURI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:           $9,871
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:           $9,871

 Minus                                    Expenses:             $749
                                                              ------
 Equal                       Net Investment Income:           $9,121

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          218,286
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0418

                 Net Asset Value Per Share 8/31/97:           $10.32

                                     30 Day Yield*:             4.91%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             7.12%

          Divided by one minus a tax rate of 35.14%:          0.6768
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.25%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0418/$10.32)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $952.24        $1,386.40      45.59%      7.29%         38.64%      6.31%

5 YEARS ENDED
08/31/97          08/31/92      $952.86        $1,310.70      37.56%      6.58%         31.07%      5.56%

1 YEAR ENDED
08/31/97          08/31/96      $952.81        $1,048.98      10.09%      10.09%        4.90%       4.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                 EV MARATHON MISSOURI MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:         $356,867
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:         $356,867

 Minus                                    Expenses:          $89,293
                                                              ------
 Equal                       Net Investment Income:         $267,574

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        7,072,714
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0378

                 Net Asset Value Per Share 8/31/97:           $11.01

                                     30 Day Yield*:             4.16%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.03%

          Divided by one minus a tax rate of 35.14%:          0.6768
                                                              ------
 Equal                     Tax Equivalent Yield***:             6.15%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0378/$11.01)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $1,439.34      $1,429.34      43.93%      7.06%         42.93%      6.92%

5 YEARS ENDED
08/31/97          08/31/92      $1,359.83      $1,339.83      35.98%      6.34%         33.98%      6.03%

1 YEAR ENDED
08/31/97          08/31/96      $1,094.22      $1,044.22      9.42%       9.42%         4.42%       4.42%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



                 EV TRADITIONAL NORTH CAROLINA MUNICIPALS FUND
             30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:        $70,244
 Plus                         Dividend Income Earned:
                                                              ------
 Equal                                  Gross Income:        $70,244

 Minus                                      Expenses:        $11,028
                                                              ------
 Equal                         Net Investment Income:        $59,216

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:      1,604,278
                                                              ------
 Equal        Net Investment Income Earned Per Share:        $0.0369

                 Net Asset Value Per Share 8/31/97            $10.09

                                       30 Day Yield*:           4.43%

 Divided by            One minus the Tax Rate of 31%:           0.69
                                                              ------
 Equal                       Tax Equivalent Yield **:           6.42%

          Divided by one minus a tax rate of 36.35%:          0.6365
                                                              ------
 Equal                       Tax Equivalent Yield***:           6.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0369/$10.09)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/23/91      $952.90        $1,353.12      41.99%      6.17%         35.31%      5.30%

5 YEARS ENDED
08/31/97          08/31/92      $952.82        $1,243.81      30.54%      5.48%         24.38%      4.46%

1 YEAR ENDED
08/31/97          08/31/96      $952.72        $1,041.31      9.30%       9.30%         4.13%       4.13%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



                 EV MARATHON NORTH CAROLINA MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:       $701,050
 Plus                         Dividend Income Earned:
                                                              ------
 Equal                                  Gross Income:       $701,050

 Minus                                      Expenses:       $204,083
                                                              ------
 Equal                         Net Investment Income:       $496,967

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:     14,894,462
                                                              ------
 Equal        Net Investment Income Earned Per Share:        $0.0334

                 Net Asset Value Per Share 8/31/97            $10.34

                                       30 Day Yield*:           3.91%

 Divided by            One minus the Tax Rate of 31%:           0.69
                                                              ------
 Equal                       Tax Equivalent Yield **:           5.67%

          Divided by one minus a tax rate of 36.35%:          0.6365
                                                              ------
 Equal                       Tax Equivalent Yield***:           6.14%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0334/$10.34)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

INVESTMENT PERFORMANCE -- EV MARATHON NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/23/91      $1,399.53      $1,389.53      39.95%      5.90%         38.95%      5.77%

5 YEARS ENDED
08/31/97          08/31/92      $1,286.62      $1,266.64      28.66%      5.17%         26.66%      4.84%

1 YEAR ENDED
08/31/97          08/31/96      $1,084.95      $1,034.95      8.50%       8.50%         3.50%       3.50%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV TRADITIONAL OREGON MUNICIPALS FUND
                30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:           $3,299
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:           $3,299

 Minus                                    Expenses:             $354
                                                              ------
 Equal                       Net Investment Income:           $2,945

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:           75,445
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0390

                 Net Asset Value Per Share 8/31/97:            $9.97

                                     30 Day Yield*:             4.74%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.87%

          Divided by one minus a tax rate of 37.21%:          0.6279
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.55%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.039 /$9.97)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

INVESTMENT PERFORMANCE -- EV TRADITIONAL OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/24/91      $952.20        $1,356.66      42.47%      6.42%         35.67%      5.51%

5 YEARS ENDED
08/31/97          08/31/92      $952.81        $1,270.72      33.37%      5.93%         27.07%      4.91%

1 YEAR ENDED
08/31/97          08/31/96      $952.24        $1,026.95      7.85%       7.85%         2.70%       2.70%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                   EV MARATHON OREGON MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:         $527,561
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:         $527,561

 Minus                                    Expenses:         $143,344
                                                              ------
 Equal                       Net Investment Income:         $384,217

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       10,807,149
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0356

                 Net Asset Value Per Share 8/31/97:           $10.51

                                     30 Day Yield*:             4.10%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             5.94%

          Divided by one minus a tax rate of 37.21%:          0.6279
                                                              ------
 Equal                     Tax Equivalent Yield***:             6.53%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0356/$10.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

INVESTMENT PERFORMANCE -- EV MARATHON OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/24/91      $1,400.99      $1,390.99      40.10%      6.10%         39.10%      5.97%

5 YEARS ENDED
08/31/97          08/31/92      $1,311.48      $1,291.48      31.15%      5.57%         29.15%      5.25%

1 YEAR ENDED
08/31/97          08/31/96      $1,071.98      $1,021.98      7.20%       7.20%         2.20%       2.20%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



           EV TRADITIONAL SOUTH CAROLINA MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 8/31/97

                             Interest Income Earned:         $4,870
 Plus                        Dividend Income Earned:
                                                             ------
 Equal                                 Gross Income:         $4,870

 Minus                                     Expenses:         $2,366
                                                             ------
 Equal                        Net Investment Income:         $2,504

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        108,911
                                                             ------
 Equal       Net Investment Income Earned Per Share:        $0.0230

                 Net Asset Value Per Share 8/31/97           $10.25

                                      30 Day Yield*:           2.71%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                             ------
 Equal                      Tax Equivalent Yield **:           3.93%

          Divided by one minus a tax rate of 35.83%:         0.6417
                                                             ------
 Equal                      Tax Equivalent Yield***:           4.22%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.023 /$10.25)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

INVESTMENT PERFORMANCE - EV TRADITIONAL SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $952.70        $1,277.64      34.11%      6.16%         27.76%      5.12%

1 YEAR ENDED
08/31/97          08/31/96      $952.52        $1,037.36      8.91%       8.91%         3.74%       3.74%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                 Exhibit 16



                  EV MARATHON SOUTH CAROLINA MUNICIPALS FUND
             30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                       For the 30 days ended 8/31/97

                               Interest Income Earned:        $246,054
 Plus                          Dividend Income Earned:
                                                                ------
 Equal                                   Gross Income:        $246,054

 Minus                                       Expenses:         $67,384
                                                                ------
 Equal                          Net Investment Income:        $178,670

 Divided by             Average daily number of shares
                        outstanding that were entitled
                                 to receive dividends:       5,129,087
                                                                ------
 Equal         Net Investment Income Earned Per Share:         $0.0348

                 Net Asset Value Per Share 8/31/97              $10.38

                                        30 Day Yield*:            4.06%

 Divided by             One minus the Tax Rate of 31%:            0.69
                                                                ------
 Equal                        Tax Equivalent Yield **:            5.88%

          Divided by one minus a tax rate of 35.83%:            0.6417
                                                                ------
 Equal                        Tax Equivalent Yield***:            6.33%




 *   Yield is calculated on a bond equivalent rate as follows:
                            6
 2[(($0.0348/$10.38)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV MARATHON SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1997 and for the 1 year period ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $1,316.19      $1,296.19      31.62%      5.76%         29.62%      5.43%

1 YEAR ENDED
08/31/97          08/31/96      $1,084.10      $1,034.10      8.41%       8.41%         3.41%       3.41%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                 EV TRADITIONAL TENNESSEE MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:          $10,819
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:          $10,819

 Minus                                    Expenses:           $1,162
                                                              ------
 Equal                       Net Investment Income:           $9,657

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          245,961
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0393

                 Net Asset Value Per Share 8/31/97:           $10.12

                                     30 Day Yield*:             4.71%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             6.83%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                     Tax Equivalent Yield***:             7.26%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$10.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

INVESTMENT PERFORMANCE - EV TRADITIONAL TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio
(or its
predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/25/92      $952.61        $1,320.56      38.62%      6.72%         32.06%      5.70%

5 YEARS ENDED
08/31/97          08/31/92      $952.41        $1,315.02      38.07%      6.66%         31.50%      5.63%

1 YEAR ENDED
08/31/97          08/31/96      $952.14        $1,045.69      9.82%       9.82%         4.57%       4.57%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                 EV MARATHON TENNESSE MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 8/31/97:

                            Interest Income Earned:         $235,544
 Plus                       Dividend Income Earned:
                                                              ------
 Equal                                Gross Income:         $235,544

 Minus                                    Expenses:          $64,419
                                                              ------
 Equal                       Net Investment Income:         $171,125

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        4,892,871
                                                              ------
 Equal      Net Investment Income Earned Per Share:          $0.0350

                 Net Asset Value Per Share 8/31/97:           $10.58

                                     30 Day Yield*:             4.00%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                              ------
 Equal                     Tax Equivalent Yield **:             5.80%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                              ------
 Equal                     Tax Equivalent Yield***:             6.17%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.035 /$10.58)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV MARATHON TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/25/92      $1,367.54      $1,357.54      36.75%      6.43%         35.75%      6.28%

5 YEARS ENDED
08/31/97          08/31/92      $1,362.08      $1,342.08      36.21%      6.38%         34.21%      6.06%

1 YEAR ENDED
08/31/97          08/31/96      $1,089.54      $1,039.54      8.95%       8.95%         3.95%       3.95%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                Exhibit 16



              EV TRADITIONAL VIRGINIA MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:         $6,187
 Plus                         Dividend Income Earned:
                                                              ------
 Equal                                  Gross Income:         $6,187

 Minus                                      Expenses:           $873
                                                              ------
 Equal                         Net Investment Income:         $5,314

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:        139,270
                                                              ------
 Equal        Net Investment Income Earned Per Share:        $0.0382

                 Net Asset Value Per Share 8/31/97             $9.99

                                       30 Day Yield*:           4.63%

 Divided by            One minus the Tax Rate of 31%:           0.69
                                                              ------
 Equal                       Tax Equivalent Yield **:           6.71%

          Divided by one minus a tax rate of 34.97%:          0.6503
                                                              ------
 Equal                       Tax Equivalent Yield***:           7.12%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0382/$9.99)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

INVESTMENT PERFORMANCE - EV TRADITIONAL VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/26/91      $952.67        $1,407.80      47.77%      6.61%         40.78%      5.77%

5 YEARS ENDED
08/31/97          08/31/92      $952.35        $1,251.36      31.40%      5.61%         25.14%      4.59%

1 YEAR ENDED
08/31/97          08/31/96      $952.92        $1,038.86      9.02%       9.02%         3.89%       3.89%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                Exhibit 16



                    EV MARATHON VIRGINIA MUNICIPALS FUND
            30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                      For the 30 days ended 8/31/97

                              Interest Income Earned:        $746,147
 Plus                         Dividend Income Earned:
                                                               ------
 Equal                                  Gross Income:        $746,147

 Minus                                      Expenses:        $210,442
                                                               ------
 Equal                         Net Investment Income:        $535,704

 Divided by            Average daily number of shares
                       outstanding that were entitled
                                to receive dividends:      15,223,400
                                                               ------
 Equal        Net Investment Income Earned Per Share:         $0.0352

                 Net Asset Value Per Share 8/31/97             $10.63

                                       30 Day Yield*:            4.01%

 Divided by            One minus the Tax Rate of 31%:            0.69
                                                               ------
 Equal                       Tax Equivalent Yield **:            5.81%

          Divided by one minus a tax rate of 34.97%:           0.6503
                                                               ------
 Equal                       Tax Equivalent Yield***:            6.17%




 *   Yield is calculated on a bond equivalent rate as follows:
                           6
 2[(($0.0352/$10.63)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

INVESTMENT PERFORMANCE -- EV MARATHON VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1997 and for the 1 and 5 year periods ended
August 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/97    ON 08/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/26/91      $1,463.79      $1,463.79      46.38%      6.45%         46.38%      6.45%

5 YEARS ENDED
08/31/97          08/31/92      $1,301.69      $1,281.69      30.17%      5.41%         28.17%      5.09%

1 YEAR ENDED
08/31/97          08/31/96      $1,083.06      $1,033.06      8.31%       8.31%         3.31%       3.31%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.